Fourth Quarter 2021 Results Conference Call March 2022

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the ongoing COVID-19 outbreak and the factors identified in the Company’s reports filed or expected to be filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2021. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

STRONG MOMENTUM THROUGHOUT 2021

Accelerated Strategy and Growth Highlighted by Aviation +50% year-over-year

AVIATION

Commercial Capabilities Positioned for Growth

Diverse portfolio of OEM-centric products, exchanges, repairs, and used-serviceable material (USM)

- **4Q Win: Exclusive 737NG USM optimization program**
- New commercial repair capabilities including hydraulics
- Successful Triumph actuation distribution execution

AVIATION

B&GA Growth & Program Execution Drive 2021

Expanded MRO and distribution to cover tip-to-tail including engine accessories, airframe and avionics

- 15-year Pratt & Whitney Canada, $1B agreement
- Global OEM - $125 million, 5-year agreement
- New OEM-authorized engine accessory repairs


FLEET
$233M
+8% Y/Y (1)
AVIATION
$248M
+50% Y/Y
FEDERAL
$269M
+6% Y/Y

$ Revenue

FLEET

Commercial Diversification Supports Growth

Accelerated commercial revenue channels supporting non-USPS growth of +$31 million in 2021, +72% y/y

- Direct distribution to commercial customers
- E-commerce
- E-commerce Fulfillment

FEDERAL and DEFENSE

Distribution & MRO Capability Launch

Launched new divisions to support MRO growth and develop distribution capabilities

- Acquisition of HSS to support Aircraft MRO
- Two new Navy aircraft maintenance program awards in 2021: E-2D and MH-60

(1) *Excludes the 2020 revenue related to a non-recurring order for pandemic-related PPE of $26.6M million*

Building a market-leading, diversified global aftermarket brand positioned to scale

EXECUTIVE SUMMARY

Strong Transformation Progress and Positive 4Q'21 Results

VSE CORPORATION

Business Transformation Update

Capital Allocation and Strong M&A Success
- Disciplined approach to M&A with assets integrated into VSE segments
  - Global Parts – Integration on-plan, expanded B&GA capabilities
  - HSS – Integration on-plan, expanded MRO capabilities

Building To Scale
- Initiated system consolidation and integration of legacy and newly acquired businesses to leverage synergies and drive scalable growth
- Continued to infuse strong technical talent at all levels of the organization
- Invested in training, process improvement and centers of excellence, fostering operational excellence, innovation and customer intimacy

Culture and Brand
- Building a high-performance, customer-focused culture
- Developing a leading global aerospace distribution, repair, exchange and solutions business under one VSE Aviation brand
- Creating a market-leading vehicle distribution and e-commerce business with the Wheeler Fleet Solutions brand

Fourth Quarter 2021 Performance

Generated y/y growth in revenue, adj. net income & adj. EBITDA
- Total revenue +40% y/y, revenue growth in all 3 segments
- 17% y/y growth in adjusted net income
- 3% y/y growth in adjusted EBITDA

Aviation supported by strong growth across distribution and repair
- Revenue +115% y/y; 6th consecutive quarter of sequential growth
- Distribution revenue +174% y/y, above pre-pandemic levels
- MRO revenue +27%
- Adjusted EBITDA margin +580 bps y/y

Fleet driven by sustained growth in commercial revenue
- Revenue +12% y/y, as commercial growth offset a decline in DoD
- Commercial revenue +61% y/y, driven by e-commerce fulfillment

Federal & Defense (FDS) driven by HAECO (HSS) acquisition
- Revenue +16% y/y; HSS contribution offset by Army contract expiration
- Funded backlog +1% y/y, driven by business development initiatives

Strong quarter of revenue growth and foundation building to support 2022

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R A I S E T H E B A RRAISE THE BAR • Revenue • +40% 4Q2021 Y/Y and • +20% 2021 Y/Y(1) • 4Q’21 Y/Y revenue growth across ALL business segments: • Aviation +115% • Fleet +12% • Federal & Defense +16% • Adjusted EBITDA increase +3% 4Q’21 Y/Y and (2)% 2021 Y/Y driven by organic and inorganic revenue/margin growth in Aviation, offset by lower contributions from Fleet and Federal & Defense 5 VSE FINANCIAL SUMMARY Quarter-to-Date Year-to-Date ($ in millions except EPS) 4Q'21 4Q'20 vs. 4Q'20 2021 2020 vs. 2020 Revenue $210.2 $150.0 +40% $750.9 $661.7 +13% Adjusted EBITDA $17.8 $17.3 +3% $73.6 $75.2 (2)% Adjusted EBITDA % 8.5% 11.5% (3.0) pts 9.8% 11.4% (1.6) pts Operating Income (Loss) $10.7 $11.9 (10)% $21.5 $13.9 +55% Net Income (Loss) $6.2 $6.0 +3% $8.0 $(5.2) NM(2) Adjusted Net Income $6.8 $5.8 +17% $29.5 $29.1 +2% Diluted EPS $0.48 $0.54 (11)% $0.63 $(0.47) NM(2) Adjusted Diluted EPS $0.53 $0.52 +2% $2.34 $2.63 (11)% Growth in total revenue and net income; 6th Consecutive quarter of Aviation revenue growth (1) Excluding the 2020 revenue related to a non-recurring order for pandemic-related PPE ($26.6M) and Prime Turbines/CT Aerospace divestitures ($8.9M), revenue was $626.2 million in 2020 (2) Not Meaningful as prior period was a net loss

CONSOLIDATED PERFORMANCE BRIDGE

VSE CORPORATION

	Revenue	Adj. EBITDA	Adj. EBITDA Margin %
4Q'20	$150.0	$17.3	11.5%
Aviation	44.3	6.4	+0.7 pts
Fleet	6.5	(0.9)	(0.8) pts
FDS	9.4	(4.9)	(2.9) pts
Corporate	—	(0.1)	—
4Q'21	$210.2	$17.8	8.5%
2020	$661.7	$75.2	11.4%
Aviation	82.7	8.4	(0.1) pts
Fleet	(8.6)	(6.2)	(0.7) pts
FDS	15.1	(5.1)	(0.9) pts
Corporate	—	1.3	+0.1 pts
2021	$750.9	$73.6	9.8%

Fourth Quarter 2021:

- Aviation segment revenue and profit increased, with continued sequential revenue and profit growth every quarter since 2Q'20
- Fleet segment revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment, offset by declines in DoD related revenue
- Federal & Defense segment revenue growth driven by HAECO Special Services (HSS) acquisition; profit decline due to anticipated shift in contract mix

Full Year 2021:

- Aviation revenue and profit increases driven primarily by balanced contributions from new distribution programs, Global Parts acquisition, and market share gains
- Fleet revenue lower due to non-recurring 2020 PPE order offset by growth in commercial fleet and e-commerce fulfillment; Margins impacted by customer mix
    - Fleet revenue grew +$17.9M, +8% excluding the non-recurring 2020 PPE order[1]
- Federal & Defense revenue growth driven by program wins and HAECO Special Services (HSS) acquisition; Margin headwinds as expected driven by contract mix

[1] *Excludes the 2020 revenue related to a non-recurring order for pandemic-related PPE of $26.6 million*

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AVIATION SEGMENT

VSE CORPORATION

($ in millions)	4Q'21	Vs. 4Q'20	2021	Vs. 2020
Revenue	$82.8	+115%	$247.9	+50%
Adjusted EBITDA	$7.8	+464%	$21.3	+66%
Adjusted EBITDA %	9.4%	+5.8pts	8.6%	+0.8pts
Operating income (loss)	$4.5	NM[2]	$(14.4)	NM[2]
Revenue by Type:				
Distribution Adjusted [1]	*$63.2*	*+174%*	*$172.1*	*+118%*
Repair Adjusted [1]	*$19.7*	*+27%*	*$75.7*	*(2)%*

[1] *Excludes the 2020 revenue related to Prime Turbines/CT Aerospace divestitures of $8.9 million*

[2] *Not Meaningful as prior periods were operating losses – 4Q20: $(0.8) million and FY 2020: $(35.5) million*

- Revenue +115% 4Q'21 Y/Y and +50% 2021 Y/Y (+59% excluding Prime/CT divestitures [1]) led by growth in distribution business currently operating above pre-pandemic levels, and supported by acquisition of Global Parts in July 2021
- Adjusted EBITDA +464% 4Q'21 Y/Y and +66% 2021 Y/Y driven by new program wins, Global Parts acquisition, increased market share and end-market recovery
- Completed new program implementation and market launch for Pratt & Whitney Canada engine accessories program; Maintaining program revenue forecast of $45M in 2022

Continued growth in revenue and adjusted EBITDA with path for revenue and EBITDA growth in 2022; New programs and capabilities support diversified and sustainable growth

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R A I S E T H E B A RRAISE THE BAR • Revenue +12% in 4Q’21 driven by +61% growth in commercial and e- commerce sales, flat USPS, and offset by declines in DoD revenue • Revenue diversification focus continues as Commercial represents 32% of total Fleet revenue in 2021 compared to 18% in 2020 • Full year revenue +8% excluding a non-recurring PPE order in 2020(1) 8 FLEET SEGMENT ($ in millions) 4Q'21 vs 4Q'20 2021 vs 2020 Revenue $60.5 +12% $233.5 (4)% Adjusted Revenue(1) $60.5 +12% $233.5 +8% Adjusted EBITDA $7.6 (10)% $30.5 (17)% Adjusted EBITDA % 12.6% (3.1)pts 13.1% (2.1)pts Operating income $5.3 (14)% $20.4 (23)% Revenue by Customer: Other Government $37.4 -% $147.2 (18)% DoD $2.2 (43)% $12.7 (39)% Commercial $20.8 +61% $73.6 +72% Growth in commercial revenue continues; Established strong foundation for continued growth and revenue diversification (1) Excludes the 2020 revenue related to a non-recurring order for pandemic-related PPE of $26.6 million

R A I S E T H E B A RRAISE THE BAR • Revenue increased +16% 4Q’21 Y/Y supported by HSS acquisition, partially offset by expiration of Army contract and supply chain related disruptions • Adjusted EBITDA decline due to anticipated contract mix shift from fixed price to cost plus on a large military program 9 FEDERAL & DEFENSE SEGMENT ($ in millions) 4Q'21 vs 4Q'20 2021 vs 2020 Revenue $66.9 +16% $269.5 +6% Adjusted EBITDA $3.6 (58)% $24.0 (18)% Adjusted EBITDA % 5.3% (9.4)pts 8.9% (2.5)pts Operating income $2.5 (68)% $19.9 (24)% Contract Backlog: Bookings $80 +7% $314 +16% Backlog $185 +1% $185 +1% Business transformation in process; Launch of new capabilities offset planned contract expirations; Focus on building a sustainable backlog

R A I S E T H E B A RRAISE THE BAR • Sufficient liquidity profile with $122M cash and unused commitment availability under $350M revolving credit facility (due 2024) • Net Debt decrease in 4Q’21 with positive free cash flow generation of $10.0M; Majority of new Aviation distribution initial provisioning complete • Disciplined capital deployment; Priorities include investments supporting organic growth in all segments and inorganic growth in higher margin/ higher-growth Aviation segments 10 BALANCE SHEET OPTIONALITY ($ in millions) 4Q'21 4Q'20 Net Debt $284 $251 Free Cash Flow $10.0 $(0.9) Net leverage ratio 3.9x 3.3x Unused Commitments $122 $175 Positioned for positive free cash flow in 2022

APPENDIX 11

R A I S E T H E B A RRAISE THE BAR 12 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 4Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) $ 9,021 $ 6,200 Adjustments to Net income (loss): Acquisition and restructuring costs — — — 1,132 310 236 876 387 German facility closure costs — — — — — — — Earn-out adjustment 301 (1,700) (1,695) (2,447) — — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — — Gain on sale of property (1,108) — — — — — — — Severance — 739 — — — — — — Goodwill and intangible impairment — 33,734 — — — — — — Executive transition costs — — — 1,026 — 905 84 25 Inventory reserve — — — — — 24,420 — — Nonrecurring professional fees — — — — — — — 357 10,061 10,827 6,413 5,724 5,421 13,195 9,981 6,969 Tax impact on adjusted items (236) (4,230) 423 70 (78) (5,541) (240) (192) Adjusted Net Income $ 9,825 $ 6,597 $ 6,836 $ 5,794 $ 5,343 $ 7,654 $ 9,741 $ 6,777 Weighted Average Diluted Shares 11,101 11,041 11,100 11,141 12,172 12,702 12,775 12,810 Adjusted EPS (Diluted) $ 0.89 $ 0.60 $ 0.62 $ 0.52 $ 0.44 $ 0.60 $ 0.76 $ 0.53

R A I S E T H E B A RRAISE THE BAR 13 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 4Q2021 Net income (loss) $ 3,332 $ (22,624) $ 8,108 $ 6,013 $ 5,111 $ (12,366) $ 9,021 $ 6,200 Interest expense, net 3,486 3,072 3,530 3,408 3,030 2,666 2,780 3,593 Income taxes 2,916 (2,358) 2,547 2,493 1,462 (3,014) 2,091 946 Amortization of intangible assets 4,723 4,464 4,158 4,159 4,288 4,603 4,921 4,670 Depreciation and other amortization 1,521 1,231 1,351 1,471 1,360 1,424 1,599 1,635 EBITDA 15,978 (16,215) 19,694 17,545 15,251 (6,687) 20,412 17,044 Acquisition and restructuring costs — — — 1,132 310 236 876 387 Earn-out adjustment 301 (1,700) (1,695) (2,447) — — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — — Gain on sale of property (1,108) — — — — — — — Severance — 739 — — — — — — Goodwill and intangible impairment — 33,734 — — — — — — Executive transition costs — — — 1,026 — 905 84 25 Inventory reserve — — — — — 24,420 — — Nonrecurring professional fees — — — — — — — 357 Adjusted EBITDA $ 22,707 $ 17,236 $ 17,999 $ 17,256 $ 15,561 $ 18,874 $ 21,372 $ 17,813

R A I S E T H E B A RRAISE THE BAR 14 GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) 1Q2020 2Q2020 3Q2020 4Q2020 1Q2021 2Q2021 3Q2021 4Q2021 Aviation Operating income (loss) $ (1,880) $ (34,387) $ 1,586 $ (833) $ (332) $ (22,272) $ 3,719 $ 4,512 Depreciation and amortization 3,066 2,472 2,493 2,667 2,554 2,554 3,062 2,898 EBITDA 1,186 (32) 4,079 1,834 2,222 (19,718) 6,781 7,410 Acquisition and restructuring costs — — — 1,132 — — 501 387 Earn-out adjustment 301 (1,700) (1,695) (1,905) — — — — Loss on sale of business entity and certain assets 7,536 678 — — — — — — Gain on sale of property (1,108) — — — — — — — Severance — 382 — — — — — — Goodwill and intangible impairment — 33,734 — — — — — — Executive transition costs — — — 322 — — — — Inventory reserve — — — — — 23,727 — — Adjusted EBITDA $ 7,915 $ 1,179 $ 2,384 $ 1,383 $ 2,222 $ 4,009 $ 7,282 $ 7,797 Fleet Operating income $ 6,906 $ 7,014 $ 6,589 $ 6,150 $ 5,741 $ 4,000 $ 5,387 $ 5,298 Depreciation and amortization 2,672 2,572 2,378 2,361 2,340 2,348 2,345 2,336 EBITDA 10 9,586 8,967 8,511 8,081 6,348 7,732 7,634 Inventory reserve — — — — — 693 — — Adjusted EBITDA $ 9,578 $ 9,586 $ 8,967 $ 8,511 $ 8,081 $ 7,041 $ 7,732 $ 7,634 Federal and Defense Operating income $ 4,924 $ 6,772 $ 6,746 $ 7,868 $ 5,025 $ 6,999 $ 5,386 $ 2,487 Depreciation and amortization 739 649 638 604 754 1,124 1,112 1,072 EBITDA 5,663 7,421 7,384 8,472 5,779 $ 8,123 $ 6,498 $ 3,559 Severance — 112 — — — — — — Adjusted EBITDA $ 5,663 $ 7,533 $ 7,384 $ 8,472 $ 5,779 $ 8,123 $ 6,498 $ 3,559

R A I S E T H E B A RRAISE THE BAR 15 GAAP TO NON-GAAP RECONCILIATIONS Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Net cash (used in) provided by operating activities $ 6,758 $ 16,050 $ 12,427 $ 526 $ (36,367) $ (17,601) $ 23,445 $ 12,921 Capital expenditures (724) (1,104) (1,128) (1,471) (2,109) (3,049) (2,448) (2,914) Free Cash Flow $ 6,034 $ 14,946 $ 11,299 $ (945) $ (38,476) $ (20,650) $ 20,997 $ 10,007 Reconciliation of Debt to Net Debt Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Principal amount of debt $ 276,256 $ 263,075 $ 252,685 $ 253,461 $ 255,635 $ 276,983 $ 296,584 $ 286,734 Debt issuance costs (2,556) (2,959) (2,664) (2,368) (2,072) (1,776) (2,375) (2,165) Cash and cash equivalents (543) (213) (551) (378) (347) (337) (383) (518) Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 $ 274,870 $ 293,826 $ 284,051 Net Leverage Ratio Three Months Ended (in thousands) 31-Mar-20 30-Jun-20 30-Sep-20 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Net Debt $ 273,157 $ 259,903 $ 249,470 $ 250,715 $ 253,216 $ 274,870 $ 293,826 $ 284,051 TTM Adjusted EBITDA (1) $ 93,646 $ 87,754 $ 81,036 $ 75,198 $ 68,052 $ 69,690 $ 73,063 $ 73,620 Net Leverage Ratio 2.9x 3.0x 3.1x 3.3x 3.7x 3.9x 4.0 x 3.9 x

VSE EXECUTIVE TEAM

VSE CORPORATION



John Cuomo
President and CEO

Background & Responsibilities

- 21+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 12+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

16

INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

VSE CORPORATION

62+ Years **Aftermarket Services**	3 Distinct End Markets	~2,400 Employees
$751M Revenue	**$74M** Adj. EBITDA	**$30M** Adj. Net Income

Note: Figures above reflect Total Year 2021

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high-return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

17

AVIATION SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component & engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation (B&GA)

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air

COVINGTON AIRCRAFT

DallasAirmotive BBA Aviation company

DELTA

DHL

FedEx

Honeywell

H+SAviation

PAC PRECISION AVIATION CONTROLS

Pratt & Whitney A United Technologies Company

Revima ENGINE PARTS REPAIR

Southwest

StandardAero

ups

18

FLEET SEGMENT OVERVIEW

Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce & e-commerce fulfillment
- ✓ Customized fleet logistics & IT solutions
- ✓ Technical support, engineering, sourcing, warehousing & kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicles parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

19

FEDERAL & DEFENSE SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation & freight services
- ✓ Logistics, procurement & supply chain support
- ✓ Engineering & technical solutions
- ✓ IT & Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and Clean Energy consulting services

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

20

R A I S E T H E B A R 21 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 62+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

R A I S E T H E B A R 22 INVESTMENT OPPORTUNITY Unique pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL-BALANCED BUSINESS SEGMENTS